Exhibit 10.65

TO:	VICTOR NKANSA (“Victor”)
FROM:	XTRA-GOLD RESOURCES CORP. (“Xtra-Gold”)
RE:	CONSULTING AGREEMENT DATED JUNE 1, 2010

RENEWAL AGREEMENT

WHEREAS Victor and Xtra-Gold entered into a consulting agreement dated June 1, 2010 (the “Victor Agreement”) to secure the services of Victor Nkansa as the Vice-President, Ghana Operations in connection with his services provided to Xtra-Gold’s Ghanaian subsidiaries; Xtra-Gold Mining Limited (“XG Mining”) and Xtra-Gold Exploration Limited (“XGEL”);

AND WHEREAS a renewal of the term of the Victor Agreement must be entered into on or before May 1, 2011;

AND WHEREAS Xtra-Gold and Victor wish to renew the Victor Agreement for a term of one year (the “Renewal Period”);

THE UNDERSIGNED PARTIES hereby agree that the Renewal Period for the Victor Agreement shall expire on May 31, 2012 (the “Expiry Date”);

THE UNDERSIGNED PARTIES hereby agree that a further renewal of the Victor Agreement must be entered into on or before April 30, 2012, failing which the Victor Agreement will immediately terminate and be of no further force and effect;

THE UNDERSIGNED PARTIES hereby agree that, except for the Renewal Period, all other terms and conditions of the Victor Agreement, will remain in full force and effect, subject to any amendment that may be made during the Renewal Period;

THE UNDERSIGNED PARTIES agree that this Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, each of which so signed counterpart shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the execution date as set forth in this Agreement. This Agreement may be executed by facsimile and such facsimiles shall be deemed original documents.

DATED this 30th day of April, 2011.

SIGNED, SEALED AND DELIVERED	)	XTRA-GOLD RESOURCES CORP.
)
in the presence of	)
	) Per:	/s/ Paul Zyla
	)	Paul Zyla President and CEO
)
/s/ Elizabeth Amaatgkai Armar	)
Signature of Witness	)
)
Elizabeth Amaatgkai Armar	)	/s/ Victor Nkansa
Print Name of Witness	)	VICTOR NKANSA